UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 2, 2022
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Chief Financial Officer
As previously reported by Nordstrom, Inc. ("Company") on October 17, 2022, Anne Bramman, Chief Financial Officer ("CFO"), notified the Company that she intended to step down from her role following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended October 29, 2022. Ms. Bramman resigned from her role on December 2, 2022.
Appointment of Interim Chief Financial Officer
Effective December 5, 2022, Michael Maher, the Company’s Senior Vice President and Chief Accounting Officer, was appointed Interim CFO and Treasurer. In his prior role as Senior Vice President, Chief Accounting Officer, Mr. Maher served as the Company’s principal accounting officer. As Interim CFO, Mr. Maher will serve as both the Company’s principal accounting officer and principal financial officer. The Company has commenced an internal and external search process to identify a permanent CFO.
The Compensation, People and Culture Committee (the “Committee”) of the Board of Directors approved Mr. Maher’s compensation in connection with his appointment as Interim CFO, including (i) an annual base salary of $525,000, (ii) a target annual bonus opportunity of fifty percent (50%) of his base salary, and (iii) a target equity grant of seventy percent (70%) of his base salary. Mr. Maher is eligible to participate in the Nordstrom Executive Severance Plan.
Mr. Maher is also eligible to participate in the Company’s benefits as may be offered from time to time to other employees, including participation in the Company’s 401(k) plan with Company match and the Company’s Employee Stock Purchase Plan.
ITEM 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Chief Legal Officer,
General Counsel and Corporate Secretary

Date: December 7, 2022